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Coopers                                 Coopers & Lybrand L.L.P.
&Lybrand                                a professional services firm







CONSENT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors
State Farm Life and Accident Assurance Company


We consent to the inclusion in the Registration Statement of State Farm Life and Accident Assurance Company Variable Annuity Separate Account on Form N-1 of our report dated February 17, 1998, on our audits of the statutory financial statements of State Farm Life and Accident Assurance Company. We also consent to the reference to our Firm under the caption "Experts" in the Statement of Additional Information.

                                        /s/ Coopers & Lybrand L.L.P.

Chicago, Illinois
June 22, 1998








Coopers & Lybrand L.L.P. is a member of Coopers & Lybrand International, a limited liability association incorporated in Switzerland.